UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) February 27, 2014

DILIGENT BOARD MEMBER SERVICES, INC.

(Exact name of registrant as specified in Charter)

Delaware	000-53205	26-1189601
(State or other jurisdiction of incorporation)	(Commission file no.)	(IRS employer identification no.)

1385 Broadway, 19th Floor New York, NY 10018
(Address of principal executive offices)

(212) 741-8181

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 28, 2014, New Zealand Daylight Time, Diligent Board Member Services, Inc. (the “Company”) issued an announcement and report for the half year period ending June 30, 2013 and an announcement of its preliminary full year 2013 results pursuant to the rules of the New Zealand Stock Exchange. Copies of the reports are furnished herewith as Exhibits 99.2 and 99.3, respectively.

These reports incorporate by reference the attached ‘‘Risk Factors,’’ which are updated from the “Risk Factors” included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and the “Risk Factors” included in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2013. The Company’s updated “Risk Factors” are filed herewith as Exhibit 99.1.

Item 9.01 Exhibits

(d) Exhibits

Exhibit
No.	Description

99.1	Risk Factors

99.2	Preliminary Half Year Announcement and Half Year Report dated February 28, 2014, New Zealand Daylight Time

99.3	Preliminary Full Year Announcement dated February 28, 2014, New Zealand Daylight Time

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 28, 2014	DILIGENT BOARD MEMBER SERVICES, INC.

	By:	/s/ Alessandro Sodi
Alessandro Sodi Chief Executive Officer